UNION PLANTERS CORPORATION, Registrant

A registered bank holding company and a savings and loan holding company
Name of Registrant and Subsidiaries	State or Jurisdiction Under Laws of Which Organized	Percentage of Voting Securities Owned
Union Planters Corporation (Registrant)	Tennessee
Union Planters Holding Corporation (a)	Tennessee	100.00%
Union Planters Bank, National Association (b)	United States	100.00%
Leader Holding Co., LLC (c)	Tennessee	100.00%
Leader Federal Mortgage, Inc. (c & g)	Tennessee	100.00%
ASMI, LLC (d)	Indiana	50.00%
Leader Leasing, Inc.(c)	Delaware	100.00%
Leader Funding Corporation III (c)	Delaware	100.00%
PFIC Corporation (c)	Tennessee	100.00%
PFIC Securities Corporation (e)	Tennessee	100.00%
PFIC Alabama Agency, Inc. (e)	Alabama	100.00%
PFIC Georgia Agency, Inc. (e)	Georgia	100.00%
PFIC Agency New Mexico, Inc. (e)	New Mexico	100.00%
PFIC Corporation of Kentucky (e)	Kentucky	100.00%
PFIC Agency, Inc. (e)	Illinois	100.00%
PFIC Arkansas Agency, Inc. (e)	Arkansas	100.00%
PFIC Mississippi Agency, Inc. (e)	Mississippi	100.00%
PFIC Michigan Agency, Inc. (e)	Michigan	100.00%
PFIC Wisconsin Agency, Inc. (e)	Wisconsin	100.00%
PFIC Louisiana Agency, Inc. (e)	Louisiana	100.00%
PFIC Missouri Agency, Inc. (e)	Missouri	100.00%
PFIC Virginia Agency, Inc. (e)	Virginia	100.00%
PFIC Oregon Agency, Inc. (e)	Oregon	100.00%
PFIC Ohio Agency, Inc. (e)	Ohio	100.00%
PFIC Nevada Agency, Inc. (e)	Nevada	100.00%
PFIC New York Agency, Inc. (e)	New York	100.00%
PFIC Tennessee Agency, Inc. (e)	Tennessee	100.00%
PFIC Arizona Agency, Inc. (e)	Arizona	100.00%
Union Planters Insurance Agency, Inc. (e)	Alabama	100.00%
Navigator Agency Incorporated (e)	Texas	100.00% indirectly
Union Planters Insurance Agency, Inc. (e)	Tennessee	100.00%
PFIC Indiana Agency, Inc. (e)	Indiana	100.00%
PFIC Florida Agency, Inc. (e)	Florida	100.00%
PFIC Pennsylvania Agency, Inc. (e)	Pennsylvania	100.00%
Union Planters Insurance Agency, Inc. (e & g)	Arkansas	100.00%
Union Planters Insurance Agency, Inc. (e)	Tennessee	100.00%
MarTech, Inc. (s)	Ohio	22.00%
Union Planters Insurance Agency of Florida, Inc. (e)	Florida	100.00%
MGI Group, Inc. (e)	Missouri	100.00%
Magna Invest, Inc. (n & g)	Missouri	100.00%
Magna Insurance Agency, Inc. (n &g)	Missouri	100.00%
Inbank Group, Inc. (e)	Missouri	100.00%
Inbank Insurance Agency (o)	Missouri	100.00%
Union Planters Insurance Agency, Inc. (e)	Mississippi	100.00%
Magna Insurance Company (e)	Mississippi	100.00%
PFIC Iowa Agency, Inc. (e)	Iowa	100.00%
Union Planters Insurance Agency, Inc. (e)	Iowa	100.00%
Union Planters Mortgage Finance Corporation (c)	Delaware	100.00%
Union Planters Home Equity Corporation (c)	Delaware	100.00%
Colonial Loan Association (c)	Tennessee	100.00%
Union Planters Mortgage, Inc.(c)	Mississippi	100.00%
Capital Equity Corporation (c)	Louisiana	100.00%
Millcreek Development Partnership, LP (c)	Tennessee	49.50%
Colonial Apartments LTD (c)	Florida	98.00%
Capital Factors Holding, Inc.(c)	Florida	100.00%
Capital Factors, Inc. (j)	Florida	100.00%
CF Funding Corp (k)	Delaware	100.00%
Capital Tempfunds, Inc. (k)	North Carolina	100.00%
CF One, Inc. (j)	Tennessee	100.00%
CF Investor Corp (j)	Tennessee	100.00%
CF Two, LLC (i)	Tennessee	100.00%
TFB Properties, Inc. (c)	Florida	100.00%
Magna Data Services, Inc. (c)	Missouri	100.00%
Quatre Corp. (c)	Missouri	100.00%
UPBNA Holdings, Inc. (c)	Delaware	100.00%
UPB Holdings, Inc. (z)	Delaware	100.00%
UP REIT Holdings, Inc (aa)	Delaware	100.00%
LEI REIT, Inc. (bb)	Delaware	100.00%
LSI REIT, Inc (x)	Delaware	100.00%
UPB Investments, Inc. (aa)	Tennessee	100.00%
MICB, Inc. (p)	Delaware	100.00%
UPIB, Inc. (p)	Delaware	100.00%
Strategic Outsourcing, Inc. (c)	Delaware	100.00%
Summit Services, Inc. (h)	New Jersey	100.00%
SOI of GA, Inc. (i)	Georgia	100.00%
Summit Resource Services, Inc. (i)	Georgia	100.00%
Summit Services of Tennessee, Inc. (h)	Delaware	100.00%
David R. Williams Builders, Inc. (m)	Tennessee	100.00%
VJ Reservations Services, Inc. (h)	North Carolina	100.00%
Summit Services of Georgia, Inc. (h)	Georgia	100.00%
Amlease Corporation (h)	Delaware	100.00%
North Hills Financial Services, Inc. (q)	North Carolina	100.00%
Patio Shack, Inc. (q)	Florida	100.00%
ATS of PA, Inc. (q)	Pennsylvania	100.00%
Amlease of PA, Inc. (q)	Pennsylvania	100.00%
Strategic Outsourcing Inc. of FL (h)	Florida	100.00%
Environmental Outsourcing, Inc. (h)	Delaware	100.00%
EOI, Inc. (r)	Georgia	100.00%
EOI Inc. of FL (r)	Florida	100.00%
Outsource Management, Inc. (h)	Illinois	100.00%
SOI of North Carolina, Inc. (h)	North Carolina	100.00%
SOI-15 of NC, Inc. (h)	North Carolina	100.00%
SOI-16 of TN, Inc. (h)	Tennessee	100.00%
SOI-17 of TN, Inc. (h)	Tennessee	100.00%
SOI-18 of NC, Inc. (h)	North Carolina	100.00%
SOI-19 of FL, Inc. (h)	Florida	100.00%
SOI of AR, Inc. (h)	Arkansas	100.00%
SOI-21 of Oklahoma (h)	Oklahoma	100.00%
SOI-22 of North Carolina (h)	North Carolina	100.00%
SOI-23 of Florida (h)	Florida	100.00%
SOI-24 of Arkansas (h)	Arkansas	100.00%
SOI-25 of North Carolina (h)	North Carolina	100.00%
UPTENCO, Inc. (c)	Tennessee	100.00%
UPARTCO LP (u)	Tennessee	98.98%
UPTEN LLC (v)	Tennessee	98.99%
UP Mortgages GP (w)	Florida	99.00%
UP Investments LP (c)	Tennessee	99.00%
Planters Holdings Inc. (c)	Missouri	100.00%
Peoples First Acquisition Corp. (b & g)	Kentucky	100.00%
Jefferson Heritage Mortgage Company (c)	Delaware	100.00%
Jefferson Heritage Financial, Inc. (c)	Delaware	100.00%
Jefferson Financial Corporation (c)	Delaware	100.00%
First Service Corporation (c)	Delaware	100.00%
Union Planters Hong Kong, Inc. (c)	Tennessee	100.00%
Union Planters Hong Kong Trade Services Limited (y)	Republic of China	100.00%
Franklin Financial Group, Inc. (a)	Tennessee	100.00%
Union Planters Bank of the Lakeway Area (f)	Tennessee	100.00%
Union Planters Bank of Northwest TN FSB (a)	United States	100.00%
Tennessee Equity Mortgage Corporation (a & g)	Tennessee	100.00%
Guardian Realty Company (a &g)	Alabama	100.00%
Union Planters Capital Trust A (a)	Delaware	100.00%
FundsXpress (a)	Delaware	9.20%
Union Planters Investment Advisors, Inc. (a)	Tennessee	100.00%

(a) Subsidiary of Union Planters Corporation

(b) Subsidiary of Union Planters Holding Corporation

(c) Subsidiary of Union Planters Bank, National Association

(d) Subsidiary of Leader Federal Mortgage, Inc.

(e) Subsidiary of PFIC Corporation

(f) Subsidiary of Franklin Financial Group

(g) Inactive subsidiary

(h) Subsidiary of Strategic Outsourcing, Inc.

(i) Subsidiary of Summit Services, Inc.

(j) Subsidiary of Capital Factors Holding, Inc

(k) Subsidiary of Capital Factors, Inc.

(l) Subsidiary of CF Investor Corp.

(m) Subsidiary of Summit Services of Tennessee, Inc.

(n) Subsidiary of MGI Group, Inc.

(o) Subsidiary of Inbank Group, Inc.

(p) Subsidiary of UPB Investments, Inc.

(q) Subsidiary of Amlease Corporation

UNION PLANTERS CORPORATION, Registrant

A registered bank holding company and a savings and loan holding company

(r) Subsidiary of Environmental Outsourcing, Inc.

  Subsidiary of Union Planters Insurance Agency, Inc.
  Subsidiary of UPTENCO, Inc.

(v) Subsidiary of UPARTCO, LLC
  Subsidiary of UPTEN, LLC

(x) Subsidiary of LEI REIT, Inc.

(y) Subsidiary of Union Planters Hong Kong, Inc

(z) Subsidiary of UPBNA Holdings, Inc.

(aa) Subsidiary of UPB Holdings, Inc.

(bb) Subsidiary of UP REIT Holdings, Inc.

January 29, 2003